UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________
FORM 8-K
 _______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 29, 2013
(Date of earliest event reported)

OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
  _______________________
Commission file number: 0-19582

Virginia	56-0751714
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)
(336) 889-5000
(Registrant’s telephone number, including area code)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2013, the Board of Directors (the “Board”) of Old Dominion Freight Line, Inc. (the “Company”) adopted and approved the Company’s amended and restated bylaws, effective as of January 29, 2013 (the “Bylaws”).  Among other things, the Bylaws clarify and modify advance notice requirements for shareholder submission of meeting proposals and director nominees, as set forth in Section 11 of Article 2 and Section 6 of Article 3 of the Bylaws, respectively, by:

•
requiring that proposing shareholders provide written notice to the Company no later than 120 days and no earlier than 150 days prior to the one-year anniversary of the Company’s mailing of the previous year’s proxy materials;

•	providing that proposing shareholders’ disclosures apply to both record and beneficial shareholders;

•
expanding the disclosure requirement to include information regarding the proposing shareholder’s economic, voting and other interests that may be material to the Company’s and shareholders’ evaluation of the proposal or nomination;

•	requiring that proposing shareholders update and supplement disclosures, if necessary, in order to ensure that the Company and its shareholders have current and accurate information;

•	increasing the disclosure and representation requirements of shareholder nominees to ensure that potential conflicts, economic interests and restrictions on independence are disclosed; and

•	clarifying that proposing shareholders and shareholder nominees must comply with the applicable requirements of the Securities Exchange Act of 1934, as amended.

Additionally, the Bylaws also include revisions to: (i) update the location of the Company’s principal office and registered office; (ii) conform the availability of the shareholders’ list with current provisions of the Virginia Stock Corporation Act; and (iii) clarify the process by which shareholders may fill a vacancy occurring on the Board. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Old Dominion Freight Line, Inc. (effective January 29, 2013)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)
Date: February 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Old Dominion Freight Line, Inc. (effective January 29, 2013)